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                                                                      EXHIBIT 24

                               BRAND SERVICES INC.

                                POWER OF ATTORNEY


The undersigned directors of Brand Services, Inc. do hereby constitute and appoint Ian R. Alexander and Jeffrey W. Peterson, or either of them, our true and lawful attorney and agent to do any and all acts and things in our name and behalf in our capacities as directors of Brand Services, Inc., and to execute any and all instruments and statements for us and in our respective names in our capacities as directors of Brand Services, Inc., which Ian R. Alexander and Jeffrey W. Peterson, or either of them, may deem necessary or advisable to enable Brand Services, Inc. to comply with (i) the registration requirements of the Securities Act of 1933, as amended, (ii) the periodic reporting requirements of the Securities Exchange Act of 1934, and (iii) any rules, regulations of the Securities and Exchange Commission, including specifically, but not limited to, power and authority to sign for us or any of us, in our names and in our capacity as directors, any and all amendments to registration statements or reports currently on file with the Securities and Exchange Commission (including post-effective amendments) and any and all annual reports on Form 10-K (including amendments thereto), and we do hereby ratify and confirm all that Ian
R. Alexander and Jeffrey W. Peterson, or either of them, shall do or cause to be done by virtue hereof.


name                                signature                    date


Ari Benacerraf                      s/ARI BENACERRAF             April 9, 2002

Robert Bonczek                      s/ROBERT BONCZEK             April 9, 2002

James S. Carlisle                   s/JAMES S. CARLISLE          April 9, 2002

Thompson Dean                       s/THOMPSON DEAN              April 9, 2002

Cherie C. Rice                      s/CHERIE C. RICE             April 9, 2002

Karl R. Wyss                        s/KARL R. WYSS               April 9, 2002